Exhibit 10.5

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, Inland Real Estate Acquisitions, Inc., an Illinois corporation (“Assignor”), hereby assigns to IRESI Montgomery Mitylene, L.L.C., a Delaware limited liability company (“Assignee”), all of Assignor’s right, title and interest as a party to that certain Purchase and Sale Agreement dated as of May 30, 2017 (as amended, the “Purchase Agreement”) by and between Assignor, as the buyer, and Verandas at Mitylene, LLC, as the seller, with respect to the purchase and sale of certain real property and improvements listed on Exhibit A attached hereto and as further described in the Purchase Agreement (“Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Property; provided, however, Assignor agrees to remain liable under the Purchase Agreement as if Assignor is still a party to such Purchase Agreement.

This Assignment is effective as of the 27th day of July, 2017.

ASSIGNOR:	Inland Real Estate Acquisitions, Inc., an Illinois corporation

	By:	/s/ Mark J. Cosenza
	Name:	Mark J. Cosenza
	Its:	Senior Vice President

ASSIGNEE:	IRESI Montgomery Mitylene, L.L.C., a Delaware limited liability company

	By:	Inland Residential Operating Partnership, L.P., a Delaware limited partnership, its sole member

		By:	Inland Residential Properties Trust, Inc., a Maryland corporation, its general partner

			By:	/s/ David Z. Lichterman
			Name:	David Z. Lichterman
			Its:	Vice President, Treasurer & CAO

EXHIBIT A

LEGAL DESCRIPTION

(see attached)

EXHIBIT ____

LEGAL DESCRIPTION

Parcel A:

Commence at the intersection of the south right-of-way of Atlanta Highway (U.S. Highway 80) (ROW Varies) and the west line of Section 10, Township 16 North, Range 19 East, Montgomery County, Alabama; thence along said south right-of-way, South 55 degrees 39 minutes 23 seconds East, 1991.82 feet; thence South 34 degrees 23 minutes 24 seconds West, 709.32 feet; thence South 59 degrees 24 minutes 13 seconds East, 842.93 feet to the Point of Beginning; thence from said point of beginning continue South 59 degrees 24 minutes 13 seconds East, 787.00 tent; thence South 17 degrees 04 minutes 08 seconds West, 386.47 feet; thence South 21 degrees 11 minutes 48 seconds West, 384.95 feet to the north right-of-way of Kershaw Railroad Property (100 foot ROW); thence along the said north right-of-way, North 60 degrees 11 minutes 58 seconds West, 1324.00 feet; thence North 56 degrees 57 minutes 42 seconds East 253.27 feet; thence north 29 degrees 32 minutes 28 seconds West, 241.03 feet; thence North 61 degrees 11 minutes 23 seconds East, 66.00 feet; thence South 29 degrees 32 minutes 28 seconds East, 236.16 feet; thence North 56 degrees 57 minutes 42 seconds East, 544.39 feet to the Point of Beginning. Said Parcel lying in the Northwest 1/4 of Section 15, T-16-N, R-19-E, Montgomery County, Alabama.

Parcel B:

Commence at the intersection of the south right-of-way of Atlanta Highway (U.S. Highway 80) (ROW Varies) and the west line of Section 10, Township 16 North, Range 19 East, Montgomery County, Alabama; thence along said south right-of-way, South 55 degrees 39 minutes 23 seconds East, 1991.82 feet; thence South 34 degrees 23 minutes 24 seconds West 709.32 feet; thence South 59 degrees 24 minutes 13 seconds East, 842.93 feet; thence continue South 59 degrees 24 minutes 13 seconds East 787.00 feet; thence South 17 degrees 04 minutes 08 seconds West 386.47 feet; thence South 21 degrees 11 minutes 48 seconds West, 95.95 feet to the Point of Beginning; thence from said point of beginning, South 68 degrees 48 minutes 12 seconds East, 541.82 feet; thence South 10 degrees 02 minutes 54 seconds West, 210.35 feet; thence South 88 degrees 47 minutes 25 seconds West, 327.71 feet to the north right-of-way of Kershaw Railroad Property (100 foot ROW); thence along said north right-of-way, North 60 degrees 11 minutes 58 seconds West 282.70 feet; thence North 21 degrees 11 minutes 48 seconds West, 289.00 feet to the Point of Beginning. Said parcel lying in the Northwest 1/4 and Northeast 1/4 of Section 15, T-16-N, R-19-E, Montgomery County Alabama.